Exhibit 4.39
REDACTED COPY
Certain identified confidential information has been redacted from this exhibit because both (i) it is customarily and actually treated as private or confidential and (ii) it is not material.

Confidential portions of this Exhibit are designated by [*****].

4TH AMENDMENT TO THE CLOUD AWS AGREEMENT
By this private instrument, the Parties, on one side,
PAGSEGURO INTERNET INSTITUIÇÃO DE PAGAMENTO S.A. (formerly known as PAGSEGURO INTERNET S.A., headquartered at Avenida Brigadeiro Faria Lima, No. 1384, 4º andar, Part A, City of São Paulo, State of São Paulo, enrolled with the Brazilian Corporate Taxpayers’ Registry (“CNPJ/MF”) under No. [*****], herein represented pursuant to its Bylaws, hereinafter simply referred to as “CLIENT ”;
REGISTRASEGURO S.A., headquartered at Avenida Brigadeiro Faria Lima, No. 1384, 5º andar, City of São Paulo, State of São Paulo, enrolled with the CNPJ/MF under No. [*****], herein represented pursuant to its Bylaws, hereinafter simply referred to as “CLIENT 2”;
COMPASS.UOL S.A. (formerly known as COMPASSO INFORMATICA S/A., headquartered at Alameda Barão de Limeira, 425, 7º andar, Campos Elíseos, City of São Paulo, State of São Paulo, enrolled with the CNPJ under No. [*****], herein represented pursuant to its Articles of Association, hereinafter simply referred to as “SERVICE PROVIDER", and together with the CLIENTS, simply referred to as “Parties”.
WHEREAS:
I.The Parties have entered into, on January 1st, 2017, a CLOUD AWS agreement, by means of which the CLIENT acquired from UOL DIVEO, AWS’s resale partner, products and services provided to CLIENT directly by AWS, as per the terms of use adhered, available at: https://s3-us-west-2.amazonaws.com/legal-reseller/AWS+Reseller+Customer+License+Terms.pdf (periodically updated by AWS) (“Agreement”);
II.The Parties wish to amend the commercial conditions of the Purchase Order;
Now, therefore, the Parties have agreed, pursuant to law, to enter into this 4th Amendment to the Purchase Order (“Amendment Instrument”), which shall bind the Parties and their successors at any time and at any rate, under the following terms and conditions:
SECTION ONE - PURPOSE
1.1. As per negotiation between the Parties, the purpose of this instrument is to change the commercial conditions provided in the Purchase Order, pursuant to the conditions described below and, supplementary, the conditions described in the Business Proposal - AWS PPA Renewal, which once it is duly initialed, it becomes an integral part hereof.

1.1.1    The Minimum Allowance Values included in Field 2 - Scope Description shall be effective with the following wording:

FIELD 2 - SCOPE DESCRIPTION
AWS SERVICE RESALE - EDP
CATEGORY: ON DEMAND with minimum annual allowance
FIELD 2.1 - AWS NET CONSUMPTION: MINIMUM ANNUAL ALLOWANCE
1st year	2nd year	3rd year	4th year
From 11/1/2022 to	From 11/1/2023 to	From 11/1/2024 to	From 11/1/2025 to
10/31/2023	10/31/2024	10/31/2025	10/31/2026
[*****]	[*****]	[*****]	[*****]

FIELD 2.2 - WORKLOAD CREDITS: [*****]
FIELD 2.3 - CREDIT FOR TRAINING, HACKATHON AND RE:INVENT [*****] Confidential information redacted
1.1.2. Sections 3.2.1, 3.2.2, 3.3.1, 3.3.2, 3.10 and 3.10.1 of Field 2 - Commercial Conditions shall be effective with the following wording:
“3.2.1. Considering the commercial benefits achieved from this deal, if the CLIENT wishes to fully or partially terminate the Agreement without reason, before the period agreed in section 3.2 above, the CLIENT shall [*****];
3.2.2. After the forty-ninth (49th) day of effectiveness of the Agreement, the CLIENT is [*****].
3.3.1 AWS Consumption Calculation: The measurement of AWS Cloud Services used from the first to the last month to be assessed [*****].
3.3.2. Marketplace Consumption Calculation: [*****].
3.10.The AWS Regions described in the URL link below are eligible for contract: https://aws.amazon.com/pt/about-aws/global-infrastructure/regions_az/?p=ngi&loc=2, and any other AWS regions where AWS may include from time to time upon written notice to you, except Mainland China Regions.
3.10.1.The Eligible Services described in the URL links below are used in the regions listed above, provided that they are consumed through EDP AWS ID Account, provided in the Technical Proposal included in this Agreement.
https://solutionprovider.s3.amazonaws.com/Solution+Provider+Eligible+Services+List.pdf
https://commitment-eligible-products-list.s3.amazonaws.com/Commitment+Eligible+Products+SP.pdf
1.1.3. The Parties also agree on the removal of sections 3.4 and 3.5 of Field 3 - Commercial Conditions, as the support scope is no longer provided.

1.2 Moreover, the scope of this instrument includes formalizing the changes concerning PTAX and MarketPlace Factor for AWS, pursuant to the conditions set below:
AWS Ptax
-[*****];
MarketPlace Factor
[*****]
2. RATIFICATION
2.1 The Parties ratify all other terms and conditions of the Agreement, making it clear that the terms and clauses that have not been expressly changed by this Amendment shall remain unchanged and fully effective.
2.2.The Parties hereby acknowledge that electronic, digital, and computerized signatures are valid and fully effective, constituting instrument enforceable out-of-court for all legal purposes, even if such signatures or certifications are not under ICP-Brazil standards, pursuant to the provisions in paragraphs of Article 10 of the Provisional Presidential Decree No. 2,200/2001 in force in Brazil. Therefore, this Amendment may be signed by such means.
São Paulo, Tuesday, October 25, 2022.

PAGSEGURO INTERNET INSTITUIÇÃO DE PAGAMENTO S.A.
Artur Gaulke Schunck	Leandro Roberto Rodrigues
REGISTRASEGURO S.A.
Renato Bertozzo Duarte    Wilson Gomes de Lima

Witnesses:

COMPASS.UOL S.A.
Marcelo Moojen Epperlein	Rogildo Torquato Landim

1.		2.
\	Andrea Spolavori Perez	Name:	Cesar Augusto Felix Leite

Vanessa P Souza

3[*****] Confidential information redacted

Completion Certificate
Envelope ID: A1FE5AEF52994958AD006DB36F28D499		Status:
Completed Subject: PAGSEGURO | Billing AWS - Readequação PTAX AWS e Fator MKTP + PPA AWS
Source Envelope:
Document Pages: 38	Signatures: 9	Envelope Sent by:
Certificate Pages: 10	Initials: 61	Raphaela Queiroz da Costa
AutoNav: Enabled		Av. Brigadeiro Faria Lima, 1.384
Enveloped Stamping (ID Stamping): Enabled		SP, 01452-002
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		[*****] IP Address: [*****]

Record Tracking
Status:	Original	Holder: Raphaela Queiroz da Costa [*****]	Location: DocuSign
10/27/2022 7:48:59 AM

Signer Events	Signature	Timestamp
Saedio Dias de Souza Filho		Sent: 10/27/2022 8:13:15 AM
[*****] LAWYER		Viewed: 10/27/2022 8:24:05 AM
UNIVERSO ONLINE S.A.		Signed: 10/27/2022 8:24:27 AM
Security Level: E-mail, Account Authentication	Signature adoption: Signature image loaded Using IP Address: [*****]
(None)

Electronic Record and Signature Disclosure:
Not offered via DocuSign

Andrea Spolavori Perez [*****]		Sent: 10/27/2022 8:24:37 AM
Security Level: E-mail, Account Authentication (None)		Viewed: 10/27/2022 8:25:31 AM
Signed: 10/27/2022 8:25:43 AM
Signature adoption: Pre-selected Style IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 2/23/2022 4:46:03 AM
ID: 6d4e4a58-8937-4b2b-b736-16ae1d9a9a03

Marcelo Moojen Epperlein		Sent: 10/27/2022 8:24:38 AM
[*****] CFO		Viewed: 10/27/2022 8:30:41 AM
Compasso Tecnologia Ltda		Signed: 10/27/2022 8:30:58 AM
Security Level: E-mail, Account Authentication (None)

Electronic Record and Signature Disclosure:
Accepted: 8/31/2018 1:30:22 PM
ID: 774a953a-502f-490e-8d30-287bcf760845

Rogildo Torquato Landim		Sent: 10/27/2022 8:24:38 AM
[*****] CEO		Resent 10/27/2022 8:58:15 AM
Security Level: E-mail, Account Authentication		Resent 10/27/2022 9:08:11 AM
(None)	Signature established by: Pre-set style	Viewed: 10/27/2022 9:47:39 AM
	Using IP Address: [*****]	Signed: 10/27/2022 9:47:55 AM

Signer Events	Signature	Timestamp
Electronic Record and Signature Disclosure:
Accepted: 4/30/2021 11:24:53 AM
ID: cb7aa00e-837d-42a7-91b9-c1b3b18ebf8d

Vanessa Peres de Souza		Sent: 10/27/2022 8:24:38 AM
[*****]		Viewed: 10/27/2022 8:28:24 AM
Security Level: E-mail, Account Authentication		Signed: 10/27/2022 8:29:43 AM
(None)	Signature adoption: Pre-selected Style IP
Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 10/27/2022 8:28:24 AM
ID: 3f146e77-9379-4d89-b718-d9f9a3e79ca6

Artur Gaulke Schunck		Sent: 10/27/2022 9:48:04 AM
[*****] Chief Financial		Viewed: 10/27/2022 10:17:32 AM
Officer		Signed: 10/27/2022 10:17:49 AM
Security Level: E-mail, Account Authentication
(None)	Signature established by: Pre-set style
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 5/1/2021 3:19:10 AM
ID: fa0c9073-addf-4780-b419-41a5b944e0e2

Cesar Augusto Felix Leite		Sent: 10/27/2022 9:48:04 AM
[*****]		Viewed: 10/27/2022 10:09:07 AM
Security Level: E-mail, Account Authentication		Signed: 10/27/2022 10:10:34 AM
(None)	Signature adoption: Pre-selected Style IP
Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 1/20/2020 5:31:12 AM
ID: 287d4845-1031-45ca-b77b-d50376b7381b

Leandro Roberto Rodrigues		Sent: 10/27/2022 9:48:05 AM
[*****] Treasury Officer		Viewed: 10/27/2022 10:07:06 AM
Security Level: E-mail, Account Authentication		Signed: 10/27/2022 10:07:32 AM
(None)
Signature established by: Pre-set style
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 10/27/2022 10:07:06 AM
ID: 1b1d463c-6321-4dcb-81fb-0702cccea7fa

Renato Bertozzo Duarte		Sent: 10/27/2022 9:48:05 AM
[*****] HEAD OF UNIVERSO ONLINE		Viewed: 10/27/2022 10:05:46 AM
LEGAL DEPARTMENT		Signed: 10/27/2022 10:06:00 AM
Security Level: E-mail, Account Authentication	Signature adoption: Signature image loaded
(None)	Using IP Address: [*****]

Signer Events	Signature	Timestamp
Electronic Record and Signature Disclosure:
Not offered via DocuSign

Wilson Gomes de Lima		Sent: 10/27/2022 9:48:06 AM
[*****]		Viewed: 10/27/2022 10:41:19 AM
Security Level: E-mail, Account Authentication		Signed: 10/27/2022 10:46:32 AM
(None)
Signature adoption: Pre-selected Style IP
Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 10/27/2022 10:41:19 AM
ID: 7da36bfb-83d5-4825-b8d0-702590ab282e

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Rafael Silva de Oliveira [*****]	Viewed	Sent: 10/27/2022 9:48:06 AM
Security Level: E-mail, Account Authentication		Viewed: 10/27/2022 9:49:26 AM
(None)
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 10/27/2022 9:49:26 AM
ID: 33ce19b0-8599-4e74-af48-96b61bfa9e26

Carbon Copy Events	Status	Timestamp

Rafael Silva de Oliveira [*****]	Copied	Sent: 10/27/2022 11:17:03 AM
Security Level: E-mail, Account Authentication (None)
Electronic Record and Signature Disclosure:
Accepted: 10/27/2022 10:26:27 AM
ID: f646c241-6570-4420-8b1f-c38233152902

Raphaela Queiroz da Costa [*****]	Copied	Sent: 10/27/2022 11:17:03 AM
Security Level: E-mail, Account Authentication
(None)
Electronic Record and Signature Disclosure:
Accepted: 6/15/2021 4:47:01 AM
ID: 31e69e8e-d4dd-497c-bc07-c7279665f43f

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamp

Envelope sent	Hashed/Encrypted	10/27/2022 8:13:15 AM
Certified delivery	Security checked	10/27/2022 10:41:19 AM
Signing complete	Security checked	10/27/2022 10:46:32 AM
Completed	Security checked	10/27/2022 11:17:06 AM

Payment Events	Status	Timestamp

Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure created on: 2/7/2018 5:43:37 AM
Parties agreed to: Andrea Spolavori Perez, Marcelo Moojen Epperlein, Rogildo Torquato Landim, Vanessa Peres de Souza, Artur Gaulke Schunck, Cesar August
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By checking the “I agree” box, I confirm that:
(i)I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND CONSUMER SIGNATURE DISCLOSURES; and
(ii)I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and (iii) Until or unless I notify UOL - UNIVERSO ONLINE S/A as described above, I consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by UOL - UNIVERSO ONLINE S/A during the course of my relationship with you.

Electronic Record and Signature Disclosure created on: 12/27/2017 6:27:37 AM Parties agreed to: Leandro Roberto Rodrigues, Wilson Gomes de Lima
CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SIGNATURE DISCLOSURES
Electronic Record and Signature Disclosure
From time to time, UOL - UNIVERSO ONLINE S/A may be required by law to provide you with certain written notices or disclosures. Described below are the terms and conditions for us to provide you with such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signature system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.
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If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us thereafter that you want to receive notices and disclosures only in paper format. The procedure to inform us of your decision to receive future notices and disclosures in paper format and withdraw your consent to receive notices and disclosures electronically is described below.
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If you elect to receive notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and provide services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of receipt of such paper notices or disclosures. To let us know that you are changing your mind, you must withdraw your consent using the DocuSign “Withdraw Consent” form on the signature page of a DocuSign envelope instead of signing it. This will indicate to us that you have withdrawn your consent to receive notices and disclosures electronically from us and you will no longer be able to use the DocuSign system to receive notices and consents electronically from us or to electronically sign documents sent by us.
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Unless you tell us otherwise in accordance with the procedures described herein, we will electronically send you through the DocuSign system all required notices, disclosures, authorizations, acknowledgments, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you using the same method and to the same address you have informed us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also see the paragraph immediately above that describes the consequences if you elect not to receive notices and disclosures electronically from us.
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You may contact us to let us know of your changes on how we should contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically, as provided below: To contact us by email send messages to: [*****]
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To inform of your new e-mail address to UOL - UNIVERSO ONLINE S/A:
To let us know of a change in your e-mail address to which we should send notices and disclosures electronically to you, you must send us an e-mail to [*****] providing: your previous e-mail address and your new e-mail address. We do not require any other information from you to change your e-mail address. We do not require any other information from you to change your email address.
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To request us to send you paper copies of the notices and disclosures previously provided by us to you electronically, you must send an e-mail to [*****] and provide: your e-mail address, full name, Brazil Postal address, and telephone number. We will charge you for the amount of the copies, if applicable.
To withdraw your consent to UOL - UNIVERSO ONLINE S/A:
To inform us that you no longer want to receive future notices and disclosures in electronic format you may:
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Required hardware and software**:
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(ii)Browsers: Latest versions Internet Explorer® 6.0 or above (only Windows); Mozilla Firefox 2.0 or above (Windows and Mac); Safari™ 3.0 or above (only Mac)
(iii)PDF readers: Acrobat® or similar software may be required to view and print PDF files.
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(v)Enabled Security Settings: Allow per session cookies
** These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.
Acknowledging your access and consent to receive materials electronically:
To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please make sure you read this electronic disclosure and are able to print on paper or electronically save this page for your future reference and access or are able to e-mail this disclosure and consent to an e-mail address in which you will be able to print on paper or save this page for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format under the terms and conditions described above, let us know by clicking the “I agree” button below.
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